UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 12, 2006

MQ ASSOCIATES, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	333-101399	52-2148018
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

4300 North Point Parkway
Alpharetta, Georgia 30022
(Address of Principal Executive Office, including Zip Code)

(770) 300-0101
(Registrant’s telephone number, including area code)

N.A.
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.            Entry into a Material Definitive Agreement.

Effective as of May 12, 2006, MQ Associates and certain of its stockholders entered into a third amendment (the “Amendment”) to the Stockholders’ Agreement of MQ Associates, dated as of August 15, 2002, as previously amended. The Amendment expands the Board of Directors (the “Board”) of MQ Associates by one member, bringing the total number of director slots to seven.

ITEM 2.02                                       Results of Operations and Financial Condition.

On May 12, 2006, MQ Associates, Inc. (“MedQuest”) issued a press release discussing its earnings for the three months ended March 31, 2006 and its previous announcement that it will hold an investor day in Atlanta, Georgia at the InterContinental Buckhead Hotel beginning at 11:00 a.m. E.D.T. on Thursday, May 25, 2006. The investor day will include a management presentation and question and answer session from 11:00 a.m. until 12:30 p.m. The presentation will include a discussion of MedQuest’s results for the three months ended March 31, 2006 and will also be broadcast via a conference call for interested parties that are unable to attend the presentation in person.

The investor presentation call can be accessed at (800) 322-2803 (domestic) or (617) 614-4925 (international). Interested parties should call at least ten (10) minutes prior to the call to register and should use participant passcode #12803981. The investor presentation will be broadcast live, and will be available for telephonic replay at (888) 286-8010 (domestic) or (617) 801-6888 (international) with participant passcode #21956635 through Thursday, June 1, 2006.

A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

ITEM 5.02.            Departure of Principal Officer; Election of Director; Appointment of Principal Officer.

On May 12, 2006, Anthony R. Masso was appointed to the board of directors of MQ Associates by written consent of the Board.

Mr. Masso is the President and CEO of Consortium Health Plans, Inc., a coalition of Blue Cross Blue Shield Plans. Prior to joining Consortium Health Plans in 2003, Mr. Masso was President of StongCastle, LLC, a private consulting company specializing in executive assignments, from 2000 to 2003. Mr. Masso currently serves as a director of: Consortium Health Plans, Inc.; Blue Health Intelligence, (Blue Cross Blue Shield Association); the University of Maryland, School of Nursing; and Kauffman Scholars, Inc. Kauffman Foundation. Pursuant to the Stockholders’ Agreement, as amended by the Amendment, Mr. Masso will serve as one of the directors designated by the Requisite Holders.

ITEM 9.01             Financial Statements and Exhibits.

(c)           Exhibits.

Number	Description of Exhibit

10.40	Amendment No. 3 to Stockholders’ Agreement, by and among MQ Associates, Inc. and each of the stockholders named on Schedule I thereto, dated May 12, 2006.

99.1	Press release dated May 12, 2006.

* * * * *

This Current Report on Form 8-K contains or may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements include, without limitation, statements regarding MQ Associates’ future growth and profitability, growth strategy and trends in the industry in which it operates. These forward-looking statements are based on MQ Associates’ current expectations and are subject to a number of risks, uncertainties and assumptions. MQ Associates can give no assurance that such forward-looking statements will prove to be correct. Among the most important factors that could cause actual results to differ significantly from those expressed or implied by such forward-looking statements are the results of the investigation by the U.S. Attorney’s Office, the inquiry by the Securities and Exchange Commission (the “SEC”) or any other future action taken by the SEC or the U.S. Attorney’s Office, general economic and business conditions, the effect of healthcare industry trends on third-party reimbursement rates and demand for MQ Associates’ services, limitations and delays in reimbursement by third-party payors, changes in governmental regulations that affect MQ Associates’ ability to do business, actions of its competitors, introduction of new technologies, risks associated with its acquisition strategy and integration costs, and the additional factors and risks contained in its Annual Report on Form 10-K for the year ended December 31, 2005, as well as other periodic reports filed with the SEC.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MQ ASSOCIATES, INC.

Dated: May 12, 2006

By:	/s/ Todd E. Andrews
Name: Todd E. Andrews
Title: Chief Financial Officer

EXHIBIT INDEX

Number	Description of Exhibit

10.40	Amendment No. 3 to Stockholders’ Agreement, by and among MQ Associates, Inc. and each of the stockholders named on Schedule I thereto, dated May 12, 2006.

99.1	Press release dated May 12, 2006.